PROXY
                     1995 ANNUAL MEETING OF
                         HRE PROPERTIES


This Proxy is solicited on behalf of the Trustees of HRE Properties

The undersigned hereby appoints RAYMOND P. ARGILA and JAMES R. MOORE, or either of them with full power of substitution to each, proxies to vote and act at the Annual Meeting of Shareholders of HRE Properties to be held on March 15, 1995 at 11:00 a.m. at The Grand Hyatt Hotel, New York, New York and at any adjournments thereof, upon and with respect to the number of Common Shares of HRE Properties as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies, or their substitutes, to vote in such manner designated on the reverse side hereof on any matters which may come before the meeting, all as indicated in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. The undersigned hereby revokes any other proxy previously granted to vote the Common Shares for said meeting.

          IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES TO WHICH IT RELATES WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, THE SHARES TO WHICH IT RELATES WILL BE VOTED FOR THE ELECTION OF ONE TRUSTEE AND PROPOSAL 2 AND FOR ANY ADJOURNMENT DEEMED DESIRABLE BY HRE PROPERTIES.

               (Continued and to be signed and dated on reverse side)

Please mark box in blue or black ink.

1. Election of one Trustee to serve for the ensuing three years:
          Nominee:  E. Virgil Conway

          FOR / /             WITHHOLD AUTHORITY  / /

2. To amend the Trust's Declaration of Trust as set forth in the accompanying Proxy Statement

          FOR / /   AGAINST / /         ABSTAIN / /

          In their discretion the Proxies are authorized to vote upon such other business as may properly come before this meeting.

ANY PROXY WHICH IS EXECUTED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEE SHALL BE DEEMED TO GRANT SUCH AUTHORITY OR IF NO DIRECTION IS MADE SHALL BE DEEMED A VOTE FOR.

(Please sign exactly as your name(s) appear hereon. When signing as attorney, executor,administrator,trustee or guardian, please sign your full title as such. If signer is a corporation, please sign in full corporate name by authorized officer. If signer is a partnership, please sign in partnership name by authorized person. Each joint owner should sign.)

Dated________________________________
_____________________________________
Signature of Shareholder
_____________________________________
Signature if held jointly